UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): October 11, 2004


                            HEALTHSOUTH Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

            1-10315                                  63-0860407
            -------                                  ----------
     (Commission File Number)           (IRS Employer Identification No.)

              One HEALTHSOUTH Parkway, Birmingham, Alabama   35243
              -----------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)

                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

         As previously announced, HEALTHSOUTH Corporation (the "Company") appointed Karen G. Davis to the position of President and Chief Operating Officer of the Diagnostic Division of the Company, effective July 1, 2004. Ms. Davis joined the Company in 1994 and has served as diagnostic group vice president for the Eastern United States, Chief Executive Officer of HealthSouth Metro West Hospital in Fairfield, Alabama, and national directrix for clinical trials.

         In connection with the appointment of Ms. Davis as President and Chief Operating Officer of the Diagnostic Division, the Company entered into an Employment Agreement (the "Davis Agreement"), which was executed on October 11, 2004, but is effective as of July 1, 2004. Pursuant to the terms of the Davis Agreement, Ms. Davis will receive an annual base salary of $225,000. Ms. Davis will also be eligible to receive an annual bonus equal to 60% of her base salary in accordance with the Company's senior management bonus plan. Ms. Davis will be entitled to receive certain medical and life insurance benefits and other employee benefits and perquisites of the sort provided to other similarly-situated officers of the Company. The Davis Agreement also provides that Ms. Davis is to receive equity incentives commensurate with Ms. Davis's positions and responsibilities with the Company.

         The Davis Agreement is effective for a term of one year beginning on July 1, 2004. If the Davis Agreement is terminated by the Company without cause, by Ms. Davis for good reason, or within sixty days following a change of control of the Company, or by either party as a result of death or disability, Ms. Davis will be entitled to receive (i) her base salary, any outstanding bonus payments, payments in respect of accrued and unpaid vacation and certain other payments due as of the date of termination, (ii) such vested stock options and other benefits as Ms. Davis may be entitled to receive under any equity incentive plan or any other stock option or other employee benefit plan of the Company, and (iii) certain severance payments and benefits, including up to twelve months of Ms. Davis's salary, payable within fifteen business days of the date of termination, as provided for in the Davis Agreement. If the Davis Agreement is terminated by the Company for cause or by Ms. Davis without good reason, Ms. Davis will be entitled to receive (i) her base salary, any outstanding bonus payments, payments in respect of accrued and unpaid vacation and certain other payments due as of the date of termination and (ii) such vested stock options and other benefits Ms. Davis may be entitled to receive under any stock option or other employee benefit plan of the Company, but Ms. Davis will not receive any severance payments or certain other benefits she would be entitled to receive were the Davis Agreement not terminated for cause or without good reason.

         The Davis Agreement also contains certain non-competition and non-disclosure provisions that are effective throughout the term of Ms. Davis's employment and for a period of twelve and twenty-four months, respectively, thereafter.

         The foregoing description is qualified in its entirety by reference to the Davis Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         As previously announced, the Company appointed Mark J. Tarr, to the position of President of the Inpatient Division of the Company, effective September 27, 2004. Mr. Tarr joined the Company in 1993 and has served as Chief Executive Officer of HealthSouth Rehabilitation Hospital of Vero Beach, Florida and Vanderbilt Stallworth Rehabilitation Hospital in Nashville, Tennessee. Prior to his appointment as President of the Inpatient Division, Mr. Tarr worked as one of the Inpatient Division's senior vice presidents with responsibility for facilities in Texas, Louisiana, Arkansas, Oklahoma, and Kansas.

         In connection with the appointment of Mr. Tarr as President of the Inpatient Division, the Company entered into an Employment Agreement (the "Tarr Agreement"), which was signed on October 11, 2004, but is effective as of September 27, 2004. Pursuant to the terms of the Tarr Agreement, Mr. Tarr will receive an annual base salary of $285,000. Mr. Tarr will also be eligible to receive an annual bonus equal to 60% of his base salary that will be based on both the performance of the Company and Mr. Tarr's personal performance. Mr. Tarr will be entitled to receive certain medical and life insurance benefits and other employee benefits and perquisites of the sort provided to other similarly-situated officers of the Company and also reimbursement of certain costs of relocating to Birmingham, Alabama, the location of the Company's headquarters.

         The Tarr Agreement also provides that Mr. Tarr is to receive equity incentives commensurate with the incentives provided to similarly-situated officers of the Company, upon terms no less favorable than those applicable to such similarly-situated officers. The Tarr Agreement provides for the Company to grant to Mr. Tarr 30,000 shares of restricted stock and an annual option to purchase 55,000 shares of the Company's common stock pursuant to the Company's existing equity incentive program.

         The Tarr Agreement is effective for a term of two years beginning on September 27, 2004. If the Tarr Agreement is terminated by the Company without cause, by Mr. Tarr for good reason, or within sixty days following a change of control of the Company, or by either party as a result of death or disability, Mr. Tarr will be entitled to receive (i) his base salary, any outstanding bonus payments, payments in respect of accrued and unpaid vacation and certain other payments due as of the date of termination, (ii) such vested stock options and other benefits as Mr. Tarr may be entitled to receive under any equity incentive plan or any other stock option or other employee benefit plan of the Company, and (iii) certain severance payments and benefits, including up to twelve months of Mr. Tarr's salary, payable within fifteen business days of the date of termination, as provided for in the Tarr Agreement. If the Tarr Agreement is terminated by the Company for cause or by Mr. Tarr without good reason, Mr. Tarr will be entitled to receive (i) his base salary, any outstanding bonus payments, and other payments due as of the date of termination and (ii) such vested stock options and other benefits Mr. Tarr may be entitled to receive under any stock option or other employee benefit plan of the Company, but Mr. Tarr will not receive any severance payments or certain other benefits he would be entitled to receive were the Tarr Agreement not terminated for cause or without good reason.

         The Tarr Agreement also contains certain non-competition and non-disclosure provisions that are effective throughout the term of Mr. Tarr's employment and for a period of twelve and twenty-four months, respectively, thereafter.

         The foregoing description is qualified in its entirety by reference to the Tarr Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTHSOUTH CORPORATION


                                     By: /s/ Gregory L. Doody
                                         -------------------------------
                                         Name:  Gregory L. Doody
                                         Title: Executive Vice President,
                                                  General Counsel and Secretary


Dated: October 12, 2004

                                 EXHIBIT INDEX

Exhibit No.                  Description
-----------                  -----------

10.1 Employment Agreement, dated as of July 1, 2004, between HEALTHSOUTH Corporation and Karen G. Davis.

10.2 Employment Agreement, dated as of September 27, 2004, between HEALTHSOUTH Corporation and Mark J. Tarr.